Security Information








Security Name
Comparison Security
Comparison Security
Cusip
20451N101
204412209
192108108
Issuer
COMPASS MINERALS INTERNATIONAL INC
CIA VALE DO RIO
COEUR D'ALENE MINES CORP
Bloomberg Ticker
CMP
RIO
CDE
Underwriters
CSFB, Goldman, DBSI, JP Morgan, UBS
Merrill, ABN, CSFB, Goldman, JP Morgan, Morgan
Stanley
CIBC, Orion, Sprott
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Compass Minerals International Inc.
Cia Vale Do Rio
Coeur D'Alene Mines Corp
Is the affiliate a manager or co-manager of offering?
Co -Manager
N/A
 N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
 N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/11/2003
3/20/2002
9/11/2003
Total dollar amount of offering sold to QIBs
 $                                                     188,500,000
 $                                                     835,690,000
 $                                                       70,160,000
Total dollar amount of any concurrent public offering
 $                                                                      -
 $                                                                      -
 $                                                                      -
Total
 $                                                     188,500,000
 $                                                     835,690,000
 $                                                       70,160,000
Public offering price
 $                                                               13.00
 $                                                               24.50
 $                                                                3.40
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.09%
0.04%
Rating
 N/A
 N/A
 N/A
Current yield
 N/A
 N/A
 N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder 21st Century
Boston
 $                       81,700
 $                  1,062,100
0.56%
9.85%
2.85%
12/31/2003
SVS I 21st Century Growth Portfolio
Boston
 $                       24,300
 $                     315,900
0.13%
9.85%
2.79%
12/31/2003
Chicago Funds







SVS II Small Cap Growth Portfolio
Chicago
 $                     104,100
 $                  1,353,300
0.57%
9.85%
2.81%
12/31/2003
New York Fund







Scudder Micro Cap Fund
New York
 $                       60,000
 $                     780,000
0.33%
9.85%
3.42%
12/31/2003
Scudder Small Cap Fund
New York
 $                     178,100
 $                  2,315,300
0.98%
9.85%
2.76%
12/31/2003
Small Cap Funds







Scudder SMALLCap Fund1
Small Cap
 $                       52,700
 $                     685,100
0.29%



Total (USD)

 $                     500,900
 $                  6,511,700
2.86%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
430141101
8492100
139733109
Issuer
HIGHLAND HOSPITALITY CORP
AGREE REALTY CORP
CAPITAL AUTOMOTIVE REIT
Underwriters
Friedman Billings, DBSI, Raymond James
Friedman Billings, BB&T
CSFB, Citigroup, Friedman Billings
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HIH
ADC
CARS
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Friedman Billings
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/15/2003
7/29/2003
4/22/2003
Total dollar amount of offering sold to QIBs
 $                                                     250,000,000
 $                                                       39,950,000
 $                                                       61,100,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     250,000,000
 $                                                       39,950,000
 $                                                       61,100,000
Public offering price
 $                                                               10.00
 $                                                               23.50
 $                                                               26.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.70%
0.24%
0.26%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
New York Fund







Scudder Micro Cap Fund
New York
 $                       44,300
 $                     443,000
0.18%
10.38%
4.65%
12/31/2003
Total

 $                       44,300
 $                     443,000
0.18%